                                                                    EXHIBIT 10.1







                          REGISTRATION RIGHTS AGREEMENT


                                      among


                                 FIREPOND, INC.,


                                       and

                          THE SHAREHOLDERS NAMED HEREIN




                             Dated: January 30, 2001

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made on January 30, 2001 by and among FirePond, Inc., a Delaware corporation (the "Company"), and the shareholders identified on Schedule I attached hereto (the "Shareholders").

                                    RECITALS

     WHEREAS, this Agreement is made in connection with the Agreement and Plan of Merger (the "Merger Agreement"), dated the date hereof, by and among the Company, Brightware, Inc., a Delaware corporation ("Brightware") and Butane Acquisition Corp, a Delaware corporation.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, hereby agree as follows:

     1. Definitions. As used in this Agreement the following terms have the meanings indicated:

         "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "Agreement" has the meaning assigned to such term in the recital to this Agreement.

         "Common Stock " means the common stock, par value $.01 per share, of the Company or any other capital stock of the Company into which such shares are converted, reclassified, reconstituted or exchanged.

         "Company" has the meaning assigned to such term in the recital to this Agreement.

         "Holder" means a holder of Registable Securities who has executed a counterpart signature page to this Agreement.

         "Indemnified Party" has the meaning set forth in Section 5(c) of this Agreement.

         "Indemnifying Party" has the meaning set forth in Section 5(c) of this Agreement.

         "Market Price" means (a) if such shares are listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the last reported sale price of a share of Common Stock on such exchange on each of such days or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange; or (b) if such shares are not so listed or admitted to unlisted trading privileges, the mean of the last bid and asked prices reported for a share of Common Stock on each of such days (i) by the National Association of Securities Dealers Automatic Quotation System or (ii) if reports are unavailable under clause (i) above by the National Quotation Bureau Incorporated.


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         "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Registrable Securities" means (a) any and all shares of Common Stock issued to the Shareholders pursuant to the terms of the Merger Agreement and (b) any shares of Common Stock issued or issuable to any of the Shareholders with respect to shares of Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         "Registration Expenses" has the meaning set forth in Section 4(e) of this Agreement.

         "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Shareholders" has the meaning assigned to such term in the recital to this Agreement.

     2. General; Securities Subject to this Agreement.

         (a) Grant of Rights. The Company hereby grants registration rights to the Shareholders upon the terms and conditions set forth in this Agreement.

         (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (ii) Registrable Securities may be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act without restrictions.

         (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, no holder of Registrable Securities shall be entitled to the benefits of this Agreement until such time as the Company has received an executed counterpart

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signature page to this Agreement from such holder by which such holder agrees to be subject to the obligations of a Holder pursuant to this Agreement.

     3. Incidental or "Piggy-Back" Registration.

         (a) Request for Incidental Registration. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account and/or for the account of third parties (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the then Holders of Registrable Securities at least thirty (30) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "Incidental Registration"). The Company shall, and shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to, permit each of the Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company and/or third parties included therein. In connection with any Incidental Registration under this Section 3(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company and/or such third parties. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Holders have requested to be included pursuant to this Section 3 would materially adversely affect such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, securities to be included in such offering in accordance with the terms of that certain Amended and Restated Registration Rights Agreement, dated as of February 23, 1999, by and among the Company and the stockholders named therein; third, securities to be included in such offering in accordance with the terms of that certain Registration Rights Agreement, dated as of September 27, 2000, by and among the Company and the stockholders named therein; fourth, the Registrable Securities to be offered for the account of the Holders pursuant to this Section 3, pro rata based on the amount recommended by the Company Underwriter; and fifth, any other securities requested to be included in such underwriting.

         (b) Expenses. The Company shall bear all Registration Expenses (other than underwriting discounts and commissions) in connection with any Incidental Registration pursuant to this Section 3.

     4. Registration Procedures.

         (a) Obligations of the Company. Whenever the registration of Registrable Securities has been requested pursuant to this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended

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method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

               (i) use its best efforts to prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that the Company shall notify each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) 180 days or (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in such jurisdiction for 120 days or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;


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               (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

               (vii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or approved for inclusion on Nasdaq, as applicable, provided that the applicable listing requirements are satisfied;

               (viii)use best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

         (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the Holder of the Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing.

         (c) Notice to Discontinue. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 4(a)(vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 4(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(a)(vi) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 4(a)(vi).

         (d) Black-Out Period. Following the effectiveness of a registration statement and filings with any state securities commissions, the Holders agree that they will not effect any sales of the Registrable Securities pursuant to a registration statement or any such filings at any time after they have received notice from the Company to suspend sales as a result of the occurrence or existence of pending negotiations relating to, or consummation of, a transaction or

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the occurrence of an event that would require additional disclosure of material information by the Company in the registration statement. The Holders may recommence effecting sales of the Registrable Shares pursuant to the registration statement or such filings following further written notice to such effect from the Company, which notice shall be given by the company not later than five (5) business days after the conclusion of any such event.

         (e) Registration Expenses. The Company shall pay all its expenses, arising from or incident to its performance of, or its compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses and
(iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits incident to or required by any registration or qualification). All of the expenses described in this Section 4(e) are referred to herein as "Registration Expenses."

     5. Indemnification; Contribution.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors, trustees, partners, shareholders, members, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable legal and other expenses incurred in connection with the investigation, preparing for or defending of any such loss, claim, damage or liability of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Holder furnished in writing to the Company by such Holder expressly for use therein.

         (b) Indemnification by Holders. In connection with any registration statement in which a Holder is participating pursuant to Section 4, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to any such information with respect to such Holder or the distribution of its Registrable Securities furnished in writing to the Company by such Holder or otherwise approved by such Holder expressly for use therein; provided, however, that the total amount to be indemnified by such Holder pursuant

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to this Section 5(b) shall be limited to the net proceeds received by such
Holder in the offering to which the registration statement or prospectus relates.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless the failure to give such prompt written notice shall have materially prejudiced the rights of the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld or delayed.

         (d) Contribution. If the indemnification provided for in this Section 5 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 5(a), 5(b) and 5(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Holder shall be limited to the net proceeds received by such Holder in the offering.


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      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

     6. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

     7. Miscellaneous.


         (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to (i) the shares of Common Stock and (ii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

         (b) Remedies. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

         (c) Amendments and Waivers; Termination. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless consented to in writing by the Company and a majority-in-interest of the Shareholders. Any such written consent shall be binding upon the Company and all of the Holders. Notwithstanding anything to

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the contrary contained herein, this Agreement will terminate when there ceases to be any Holder of Registrable Securities in accordance with Section 2(b).

         (d) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                   (i)  if to the Company:

                        FirePond, Inc.
                        890 Winter Street
                        Waltham, MA 02451
                        Attn: President
                        cc: Chief Financial Officer

                        with copies to:

                        McDermott, Will & Emery
                        28 State Street
                        Boston, MA 02109
                        Facsimile:  (617) 535-3800
                        Attn:  John B. Steele


                   (ii) if to the Shareholders:

                        At such address as set forth on such Shareholder's counterpart signature page hereto.


     All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. All of the obligations of the Company hereunder shall survive any such transfer. The rights of the Shareholders hereunder may be assigned to a transferee of shares of Registrable Securities, provided such transferee executes an agreement with the Company agreeing to assume the rights and obligations of the transferor hereunder.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed

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shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, hereof.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

         (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

         (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Merger Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (k) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         (l) Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.



                           [SIGNATURE PAGES TO FOLLOW]





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     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

                                    FIREPOND, INC.



                                    By: /s/ Klaus P. Besier
                                        --------------------
                                       Name: Klaus P. Besier
                                       Title: Chief Executive Officer









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                          [Counterpart Signature Pages]





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                                   Schedule I

                              List of Stockholders


1.    Norwest Equity Partners V
2.    Venrock Associates II, LP
3.    Venrock Associates
4.    Venrock Entrepreneurs Fund
5.    Advanta Partners LP
6.    North America Venture Fund, L.P.
7.    UOB Venture Technology Investments Limited
8.    UOB Venture Investments Limited
9.    UOB Venture Investments II Limited
10.   Concord II Venture Capital Co. Ltd.
11.   Concord V Venture Capital Co. Ltd.
12.   Concord VI Venture Capital Co. Ltd.
13.   W & S Financial Management
14.   Theodore Smith Family Trust
15.   Starwood Hotels & Resports Worldwide
16.   Woodside Fund III
17.   H & Q Brightware Investors, L.P.
18.   H & Q California L.P.
19.   Hambrech & Quist Employee Venture Fund 2000 L.P.
20.   BT Investment
21.   DJ AMC Inc
22.   Chinalink
23.   Jeffrey Bernstein
24.   Paul Escobosa
25.   William Coblentz
26.   Charles Lau
27.   Praveen Gupta
28.   JYC Global Venture Group, LLC




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